UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2008

GENERAL MARITIME CORPORATION
(formerly Galileo Holding Corporation)
(Exact Name of Registrant as Specified in Charter

Republic of the Marshall Islands	333-153247	66-0716485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
299 Park Avenue
New York, New York 10171
(Address of Principal Executive Offices, Including Zip Code)
(212) 763-5600
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
EXPLANATORY NOTE:
This Amendment No. 1 to Current Report on Form 8-K is being filed to amend our Current Report on Form 8-K filed on December 16, 2008 for the purpose of correcting the cross-references to other filings in the entries for Exhibits 10.3, 10.4, and 10.5 in the exhibit lists.
(a)	Exhibits.

Exhibit
Number	Description
2.1
Agreement and Plan of Merger and Amalgamation, dated as of August 5, 2008, by and among Arlington Tankers Ltd., the Registrant (formerly Galileo Holding Corporation), Archer Amalgamation Limited, Galileo Merger Corporation and General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

3.1	Amended and Restated Certificate of Incorporation of General Maritime Corporation (formerly Galileo Holding Corporation).

3.2	By-laws of General Maritime Corporation.

10.1
Amendment to Letter Agreement, dated December 10, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Peter C. Georgiopoulos (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 16, 2008).

10.2
Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Amending Agreement, dated as of December 16, 2008, by and among Arlington Tankers Ltd., the subsidiary guarantors party thereto, and The Royal Bank of Scotland.

10.4
Amended and Restated Loan Agreement, dated as of December 16, 2008, between Arlington Tankers Ltd., a wholly-owned subsidiary of the Registrant, as Borrower, and the Royal Bank of Scotland plc, as Lender.

10.5
Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 19, 2008).

10.6
Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Jeffrey D. Pribor (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 16, 2008).

10.7
Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and John C. Georgiopoulos (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 19, 2008).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2	Consent of MSPC Certified Public Accountants and Advisors, A Professional Corporation.

23.3	Consent of KPMG LLP.

99.1	Press Release of the Registrant dated December 16, 2008.

99.2
Financial Statements of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) (incorporated by reference to the Annual Report on Form 10-K of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the year ended December 31, 2007, and the Quarterly Report on Form 10-Q of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the quarter ended September 30, 2008 (File No. 001-16531)).

99.3
Financial Statements of Arlington Tankers Ltd. (incorporated by reference to the Annual Report on Form 10-K of Arlington Tankers Ltd. for the year ended December 31, 2007, as amended, and the Quarterly Report on Form 10-Q of Arlington Tankers Ltd. for the quarter ended September 30, 2008 (File No. 000-53296)).

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Executive Vice President, Treasurer and Secretary

Date: December 19, 2008

3

Exhibit
Number	Description
2.1
Agreement and Plan of Merger and Amalgamation, dated as of August 5, 2008, by and among Arlington Tankers Ltd., the Registrant (formerly Galileo Holding Corporation), Archer Amalgamation Limited, Galileo Merger Corporation and General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

3.1	Amended and Restated Certificate of Incorporation of General Maritime Corporation (formerly Galileo Holding Corporation).

3.2	By-laws of General Maritime Corporation.

10.1
Amendment to Letter Agreement, dated December 10, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Peter C. Georgiopoulos (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 16, 2008).

10.2
Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Amending Agreement, dated as of December 16, 2008, by and among Arlington Tankers Ltd., the subsidiary guarantors party thereto, and The Royal Bank of Scotland.

10.4
Amended and Restated Loan Agreement, dated as of December 16, 2008, between Arlington Tankers Ltd., a wholly-owned subsidiary of the Registrant, as Borrower, and the Royal Bank of Scotland plc, as Lender.

10.5
Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 19, 2008).

10.6
Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and Jeffrey D. Pribor (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 16, 2008).

10.7
Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (formerly Galileo Holding Corporation), General Maritime Subsidiary Corporation (formerly General Maritime Corporation), and John C. Georgiopoulos (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on December 19, 2008).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2	Consent of MSPC Certified Public Accountants and Advisors, A Professional Corporation.

23.3	Consent of KPMG LLP.

99.1	Press Release of the Registrant dated December 16, 2008.

99.2
Financial Statements of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) (incorporated by reference to the Annual Report on Form 10-K of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the year ended December 31, 2007, and the Quarterly Report on Form 10-Q of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) for the quarter ended September 30, 2008 (File No. 001-16531)).

99.3
Financial Statements of Arlington Tankers Ltd. (incorporated by reference to the Annual Report on Form 10-K of Arlington Tankers Ltd. for the year ended December 31, 2007, as amended, and the Quarterly Report on Form 10-Q of Arlington Tankers Ltd. for the quarter ended September 30, 2008 (File No. 000-53296)).